UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 18, 2014

Date of report (Date of earliest event reported)

DAKOTA PLAINS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	000-53390	20-2543857
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota		55391
(Address of Principal Executive Offices)		(Zip Code)

(952) 473-9950

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously reported, on July 15, 2013 four named plaintiffs filed a petition in the Canadian Province of Quebec, in the district of Mégantic, seeking permission from the court to pursue a class action seeking to recover compensatory and punitive damages along with costs. On June 18, 2014, the plaintiffs sought permission to discontinue the class action proceedings with respect to Dakota Plains Holdings, Inc. and each of its subsidiaries, Dakota Plains Marketing, LLC and Dakota Plains Transloading, LLC. On the same day, the Justice Bureau of the Quebec Superior Court granted permission for the discontinuance and, consequently, each of those entities have been removed from the class action proceeding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA PLAINS HOLDINGS, INC.

Date: June 19, 2014	/s/ Timothy R. Brady
Timothy R. Brady Chief Financial Officer